SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 28,2001

                             INTRACO SYSTEMS, INC .
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             (Exact Name of registrant as specified in its charter)



         Nevada                      0-027073                    87-0361511
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
         or incorporation)                                   Identification No.)



            3998 FAU Boulevard, Suite 210, Boca Raton, Florida 33431
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          (Address of principal executive offices, including zip code)




Registrant's telephone number, including area code:  (561)  367-0600
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          (Former name or former address, if changed since last report)

ITEM 5            OTHER EVENTS


         On August 28, 2001, Jack Berger, President, and Director of the Company resigned but will continue to serve and direct operations at Intraco's Speech Recognition Group.

         Tarek Kirschen has been elected as a Director and Chief Executive Officer of Intraco Systems Inc.

         Management has reviewed the circumstance of the previously announced arrangement with Zurich Mutual S.A., and does not believe that any agreement has been reached or that it has any responsibility or obligations to fulfill any commitment to the latter organization.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTRACO SYSTEMS, INC.



                                     By: /s/ Tarek Kirschen
                                        ----------------------------------------
                                         Tarek Kirschen, Chief Executive Officer


Dated:   August 31, 2001.




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